AAV-GAD Average Change in UPDRS Over 12 months



0
-2
-4
-6
-8
-10
-12
Change in UPDRS III
Time (Months)
0
1
3
6
12

Responder Analysis: 6 months vs. 12 months



p=0.03
p=0.023
(Fischer's Exact Test)
Percent of Total Group
70
60
50
40
30
20
10
0
AAV-GAD
Sham
6 months
AAV-GAD
Sham
12 months

Change in Responder Group UPDRS III Scores



Average change in UPDRS III
0
-2
-4
-6
-8
-10
-12
-14
6 month
12 month
-13
-14
Percent Improvement in UPDRS III
40
35
30
25
20
15
10
5
0
36
37
6 month
12 month